UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 19, 2009

ALDILA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21872	13-3645590
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14145 Danielson St., Ste. B, Poway, California		92064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (858) 513-1801

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING INFORMATION Certain statements made in this Form 8-K, including any statements as to future results of operations and financial projections, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management’s expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in the company’s filings with the Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K and our Forms 10-Q and 8-K.

Item 2.05 Costs Associated with Exit or Disposal Activities

and

Item 7.01.  Regulation FD Disclosure.

Aldila, Inc. (the “Company”) has announced plans to close its Tijuana, Mexico facility.  This action was announced to the Company’s Tijuana employees on August 20, 2009, after a decision on August 19, 2009 by the Company’s Board of Directors.

The Company currently employs approximately 100 people at its Tijuana, Mexico facility.  This planned closure is a business necessity, driven by existing market conditions and because the Company currently has excess capacity.  The Company’s facilities in Asia have the tooling and capabilities to manufacture what was being manufactured in Mexico. The planned action in no way reflects on the performance of the Company’s employees at the Mexico facility.  The planned action is expected to be subject to the severance requirements of Mexican employment law.  The Mexico facility is occupied under a lease which is scheduled to terminate in January 2010.

The Company is presently unable in good faith to make a determination of an estimate of the amount or range of amounts of costs expected to be incurred in connection with these actions, nor the amount or range of amounts that will result in future cash expenditures.  The Company will disclose estimates of the amount, type and timing of such costs and cash expenditures promptly after they are determined.

The information in this Form 8-K furnished under Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2009	Aldila, Inc.

/s/ Scott M. Bier
Scott M. Bier
Chief Financial Officer and Vice President